UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2007

En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Rosecrans Avenue, Suite 325 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 725-5200
Registrant’s telephone number, including area code

_____________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

    On October 29, 2007, En Pointe Technologies Sales, Inc., a wholly-owned subsidiary of  En Pointe Technologies, Inc., entered into a lease agreement for the new corporate headquarters of the company.   The property to be leased is a two story office building with 29,032 square feet of office space in Carson, California.  The lease is for a period of seven years commencing on November 1, 2007.  The lease requires monthly payments of $48,483.44 for the first year and contains an annual base rent increase of  3% that is effective for each November 1 for the succeeding six years.   There is an option to extend the lease for two additional five year periods.   Each of the two option periods to extend the lease contain the same base rent increases of 3% as found in the original lease.  The scheduled monthly payments under the lease extension options are at the same original base monthly rate of $48,483.44 plus the sum of the accumulated annual 3% base rent increases to date.    A security deposit of $96,966.88 is due upon execution of the lease.  The lessee is responsible for the payment of real property taxes on the leased premises as well as for all utilities and services.  The parent company, En Pointe Technologies, Inc., has guaranteed the lease.

    The lessor of the leased corporate headquarters, Dominguez Channel, LLC, is 85% owned by the Chief Executive Officer of the Registrant and four members of his immediate family, two of whom are employees and another a director of the Registrant.  The terms and provisions of the Lease Agreement were reviewed and unanimously approved on August 8, 2007 by the Registrant's Audit Committee, comprised of distinterested directors.

    The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10-64 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)   Exhibits:

Exhibit Number	Description

Exhibit 10-64	Lease dated October 29, 2007 between Dominguez Channel, LLC and the Registrant for certain office properties located at 18701 S. Figueroa Street, Carson, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

October 29, 2007	By:	/s/ Robert A. Mercer
Name: Robert A. Mercer
Title: Corporate Secretary